UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 13, 2020

MIDWEST ENERGY EMISSIONS CORP.

(Exact name of registrant as specified in its charter)

Commission file number 000-33067

Delaware	87-0398271
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1810 Jester Drive Corsicana, Texas	75109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (614) 505-6115

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:  None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In connection with the December 31, 2019 year-end audit of Midwest Energy Emissions Corp. (the “Company”) which is currently in process, the Company has concluded, in consultation with Marcum LLP (“Marcum”), the Company’s independent registered public accounting firm since December 2018, that a gain on debt restructuring recognized during the first quarter of 2019 should have been accounted for as a capital transaction.  Specifically, on February 25, 2019, the Company entered into an Unsecured Note Financing Agreement with AC Midwest Energy LLC (“AC Midwest”), pursuant to which AC Midwest exchanged a previously issued subordinated unsecured note in the principal amount of $13,000,000, together with all accrued and unpaid interest thereon, for a new unsecured note in the principal amount of $13,154,931.  The Company recorded a gain of $3,412,402 on this exchange which is primarily related to the difference in fair value of the notes on the date of the exchange, which the Company, in consultation with Marcum, has recently concluded should have been recorded as an equity transaction capital contribution.

On April 13, 2020, the board of directors of the Company (which currently acts as the Company’s audit committee) concluded, after consultation with management and the Company’s recently retained financial consulting firm, that the Company’s previously issued unaudited financial statements for the periods ended March 31, 2019, June 30, 2019 and September 30, 2019, included in the Company’s Quarterly Reports of Form 10-Q for the periods ended March 31, 2019, June 30, 2019 and September 30, 2019, respectively, should no longer be relied upon as a result of the change in accounting for the debt restructuring.

Authorized officers of the Company have discussed these matters with Marcum, the Company’s independent registered public accounting firm.

The Company plans to reflect these changes, including necessary adjustments for the periods ended March 31, 2019, June 30, 2019 and September 30, 2019, in the audited financial statements and notes to be included in the Company’s forthcoming Annual Report on Form 10-K for year ended December 31, 2019. The adjustments, which are non-cash in nature, will increase additional paid-in capital and will increase the Company’s previously reported net loss, but will have no impact on previously reported cash, working capital, total assets, total liabilities and revenues.

Item 8.01 Other Events.

Due to the outbreak of, and local, state and federal governmental responses to, the COVID-19 coronavirus pandemic, the Company is filing this current report on Form 8-K in part to avail itself of an extension to file its Annual Report on Form 10-K for the year ended December 31, 2019 (the “Annual Report”). Specifically, the Company is relying on an order issued by the Securities and Exchange Commission (the “SEC”) on March 25, 2020 (which extended and superseded a prior order issued on March 4, 2020), pursuant to Section 36 of the Securities Exchange Act of 1934, as amended (Release No. 34-88465) (the “Order”), regarding exemptions granted to certain public companies. The Order allows a registrant up to an additional 45 days after the original due date of certain reports required to be filed with the SEC if a registrant’s ability to file such report timely is affected due to COVID-19.

On March 30, 2020, the Company filed a Notification of Late Filing on Form 12b-25 (the “Notification”) extending the time to file the Annual Report until April 14, 2020 which, at the time of filing the Notification, the Company believed would be sufficient.  Nevertheless, the Company’s operations and business have experienced disruptions due to the unprecedented conditions surrounding the COVID-19 pandemic spreading throughout the United States and the world. These disruptions include but are not limited to: the limited availability of key Company personnel and professional advisors who are needed to prepare the Annual Report due in part to suggested and mandated social quarantining and work from home orders.  This has, in turn, delayed the Company’s ability to complete its audit and prepare the Annual Report, including the changes and adjustments discussed in Item 4.02 herein.   As a result, the Company will be relying on the 45-day grace-period provided by the SEC’s Order to extend the filing deadline within which the Company is required to file its Annual Report.  The Company expects to file its Annual Report no later than May 14, 2020, which is 45 days after the original due date of March 30, 2020.

In light of the current COVID-19 pandemic, the Company will be including the following Risk Factor in its Annual Report, as may be updated to reflect subsequent events impacting the Company:

Business interruptions, including any interruptions resulting from COVID-19, could significantly disrupt our operations and could have a material adverse impact on us. The ongoing coronavirus outbreak which began in China at the beginning of 2020 has impacted various businesses throughout the world, including travel restrictions and the extended shutdown of certain businesses in impacted geographic regions.  If the coronavirus outbreak situation should worsen, we may experience disruptions to our business including, but not limited to, the availability of raw materials, equipment, to our workforce, or to our business relationships with other third parties. The extent to which the coronavirus impacts our operations or those of our third-party partners will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the duration of the outbreak, new information that may emerge concerning the severity of the coronavirus and the actions to contain the coronavirus or treat its impact, among others. Any such disruptions or losses we incur could have a material adverse effect on our financial results and our ability to conduct business as expected.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Midwest Energy Emissions Corp.

Date: April 14, 2020	By:	/s/ David M. Kaye
David M. Kaye Secretary

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